UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2012

______________________________

KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                      Other Events.

On January 12, 2012, KBR announced that the Ichthys LNG Project had achieved FID and that a joint venture including KBR has executed a Letter of Award for initial EPC work on the plant facilities.  The press release announcing the award is attached hereto as Exhibit 99.1.

ITEM 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

99.1           Press Release dated January 12, 2012, entitled “Ichthys LNG Project achieves FID and JGC/KBR/Chiyoda Joint Venture (“JKC JV”) executes Letter of Award for initial EPC activities for LNG plant facilities.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: January 13, 2012	By:	/s/ Jeffrey B. King
Vice President, Public Law